Exhibit 99.1

Financial News Release

Advanced Energy Announces Third Quarter 2020 Results

●	Q3 revenue was a record $390 million, above the guidance range of $325 million to $375 million
●	Q3 GAAP EPS from continuing operations was $1.18
●	Q3 Non-GAAP EPS was also a record at $1.66, above the guidance range of $0.90 to $1.40

DENVER, Colo., November 5, 2020 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), today announced financial results for the third quarter ended September 30, 2020.

“This was an exceptional quarter for Advanced Energy with record revenue, earnings, and cash flow generation, driven by solid demand across our market verticals and strong execution throughout our global organization,” said CEO Yuval Wasserman. “Our Q3 results validate our long term business model and strategy. With multiple growth drivers, combined with our market and technology leadership and our proven operational excellence, we are well positioned to grow faster than the markets we serve and to achieve or exceed our strategic aspirational goals.”

Third Quarter Results

Sales were $389.5 million in the third quarter of 2020 compared with $339.9 million in the second quarter of 2020 and $175.1 million in the third quarter of 2019.

GAAP net income from continuing operations was $45.6 million or $1.18 per diluted share, compared with $29.3 million or $0.76 per diluted share in the prior quarter, and $7.3 million or $0.19 per diluted share in the third quarter of 2019.

Non-GAAP net income was $63.8 million or $1.66 per diluted share in the third quarter of 2020. This compares with $45.4 million or $1.18 per diluted share in the second quarter of 2020, and $20.9 million or $0.54 per diluted share in the third quarter of 2019.

A reconciliation of non-GAAP measures is provided in the tables below.

The company generated $67.5 million of operating cash from continuing operations in the quarter and made debt principal payments of $4.4 million.

Discontinued Operations

The company’s financial statements for all periods presented reflect results for the continuing precision power business, with the discontinued inverter business included in discontinued operations for all purposes. Further financial detail regarding the amounts related to the discontinued inverter business are available in the company’s 2019 Annual Report on Form 10-K.

Fourth Quarter 2020 Guidance

Based on the company’s current view, beliefs and assumptions, guidance for the fourth quarter of 2020 is within the following ranges.

Q4 2020
Revenues	$360M +/- $20M
GAAP EPS from continuing operations	$1.03 +/- $0.21
Non-GAAP EPS	$1.30 +/- $0.20

Conference Call

Management will host a conference call today, November 5, 2020 at 8:30 a.m. Eastern Time to discuss Advanced Energy’s financial results. To register for the call please use this link (www.directeventreg.com/registration/event/1786703). A webcast will also be available on the company’s investors web page at ir.advancedenergy.com.

About Advanced Energy

Advanced Energy (Nasdaq: AEIS) is a global leader in the design and manufacturing of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. AE’s power solutions enable customer innovation in complex applications for a wide range of industries including semiconductor equipment, industrial, manufacturing, telecommunications, data center computing and healthcare. With engineering know-how and responsive service and support around the globe, the company builds collaborative partnerships to meet technology advances, propel growth for its customers and innovate the future of power. Advanced Energy has devoted more than three decades to perfecting power for its global customers and is headquartered in Denver, Colorado, USA. For more information, visit www.advancedenergy.com.

Advanced Energy | Precision. Power. Performance.

For more information, contact:

Brian Smith

Advanced Energy

(970) 407-6555

brian.smith@aei.com

Non-GAAP Measures

This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock-based compensation and amortization of intangible assets, as well as discontinued operations, and non-recurring items such as acquisition-related costs and restructuring expenses. Beginning in Q2 2020, Advanced Energy’s non-GAAP measures exclude non-cash unrealized foreign currency gains or losses that result from remeasurement to functional currency long-term obligations related to pension and operating lease liabilities as the remeasurement does not represent current economic exposure and is unrelated to our overall operating performance. These long-term obligations were acquired in connection with the Artesyn acquisition and the Company previously used derivatives to hedge the exposure; however, the

Company has determined it will no longer hedge these non-economic exposures. The tax effect of our non-GAAP adjustments represents the anticipated annual tax rate applied to each non-GAAP adjustment after consideration of their respective book and tax treatments.

The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Advanced Energy believes that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges, non-economic foreign currency remeasurements, and other cash charges which are not part of the company’s usual operations. The company uses these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends and evaluate financial impacts of various scenarios. In addition, management’s incentive plans include these non-GAAP measures as criteria for achievements. Additionally, the company believes that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. While some of the excluded items may be incurred and reflected in the company’s GAAP financial results in the foreseeable future, the company believes that the items excluded from certain non-GAAP measures do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred. The use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures. Please refer to the Form 8-K regarding this release furnished today to the Securities and Exchange Commission.

Forward-Looking Statements

The company’s guidance with respect to anticipated financial results, potential future growth and profitability, future business mix, expectations regarding future market trends, future performance within specific markets and other statements herein or made on the above-announced conference call that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) the effects of global macroeconomic conditions upon demand for our products and services; (b) the volatility and cyclicality of the industries the company serves, particularly the semiconductor industry; (c) delays in capital spending by end-users in our served markets; (d) the risks and uncertainties related to the integration of Artesyn Embedded Power including the optimization and reduction of our global manufacturing sites; (e) the continuing spread of COVID-19 and its potential adverse impact on our product manufacturing, research & development, supply chain, services and administrative operations; (f) the accuracy of the company’s estimates related to fulfilling solar inverter product warranty and post-warranty obligations; (g) the company’s ability to realize its plan to avoid additional costs after the solar inverter wind-down; (h) the accuracy of the company’s assumptions on which its financial statement projections are based; (i) the impact of product price changes, which may result from a variety of factors; (j) the timing of orders received from customers; (k) the company’s ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (l) the company’s ability to obtain in a timely manner the materials necessary to manufacture its products; (m) unanticipated changes to management’s estimates, reserves or allowances; (n) changes and adjustments to the tax expense and benefits related to the U.S. tax reform that was enacted in late 2017; and (o) the impact of political, economic and policy tensions and conflicts between China and the United States including, but not limited to, trade wars and export restrictions between the two countries, China’s national security law for Hong Kong, and China’s expansion of control over the South China Sea, any of which could negatively impact our customers’ and our presence, operations, and financial results. These and other risks are described in Advanced Energy’s Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from Advanced Energy’s investor relations page at ir.advanced-energy.com or by contacting Advanced Energy’s investor relations at 970-407-6555. Forward-looking statements are made and based on information available to the company on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. The company assumes no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2020	2019	2020	2020	2019
	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited
Sales:
Product	$358,257	$148,138	$311,770	$959,388	$366,443
Service	31,264	26,989	28,110	85,469	84,237
Total sales	389,521	175,127	339,880	1,044,857	450,680
Cost of sales:
Product	220,149	87,536	195,535	606,750	204,450
Service	15,587	14,100	14,041	41,787	42,873
Total cost of sales	235,736	101,636	209,576	648,537	247,323
Gross profit	153,785	73,491	130,304	396,320	203,357
	39.5%	42.0%	38.3%	37.9%	45.1%
Operating expenses:
Research and development	36,807	24,546	35,855	107,432	67,675
Selling, general and administrative	51,481	36,401	48,174	145,646	93,027
Amortization of intangible assets	5,049	3,002	5,009	15,064	6,849
Restructuring expense	1,494	152	5,790	7,940	3,620
Total operating expenses	94,831	64,101	94,828	276,082	171,171
Operating income	58,954	9,390	35,476	120,238	32,186
Other income (expense), net	(6,558)	1,361	(1,587)	(11,655)	17,649
Income from continuing operations before income taxes	52,396	10,751	33,889	108,583	49,835
Provision (benefit) for income taxes	6,783	3,495	4,610	15,293	3,819
Income from continuing operations, net of income taxes	45,613	7,256	29,279	93,290	46,016
Income (loss) from discontinued operations, net of income taxes	50	375	(151)	(421)	8,690
Net income	45,663	7,631	29,128	92,869	54,706
Income from continuing operations attributable to non-controlling interest	36	10	(16)	35	29
Net income attributable to Advanced Energy Industries, Inc.	$45,627	$7,621	$29,144	$92,834	$54,677

Basic weighted-average common shares outstanding	38,325	38,313	38,294	38,322	38,258
Diluted weighted-average common shares outstanding	38,528	38,489	38,458	38,531	38,457

Earnings per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings per share	$1.19	$0.19	$0.77	$2.43	$1.20
Diluted earnings per share	$1.18	$0.19	$0.76	$2.42	$1.20

Discontinued operations:
Basic earnings per share	$—	$0.01	$—	$(0.01)	$0.23
Diluted earnings per share	$—	$0.01	$—	$(0.01)	$0.23

Net income:
Basic earnings per share	$1.19	$0.20	$0.76	$2.42	$1.43
Diluted earnings per share	$1.19	$0.20	$0.76	$2.41	$1.42

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30,	December 31,
	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$428,977	$346,441
Marketable securities	2,601	2,614
Accounts and other receivable, net	240,147	246,564
Inventories	257,374	230,019
Income taxes receivable	13,042	4,245
Other current assets	36,335	36,855
Total current assets	978,476	866,738

Property and equipment, net	109,975	108,109
Operating lease right-of-use assets	108,810	105,404

Deposits and other assets	19,313	22,556
Goodwill and intangibles, net	375,809	386,943
Deferred income tax assets	50,136	42,656
Total assets	$1,642,519	$1,532,406

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$159,332	$170,671
Other accrued expenses	142,445	113,849
Current portion of debt	17,500	17,500
Current portion of operating lease liability	17,243	18,312
Total current liabilities	336,520	320,332

Long-term debt	308,794	321,527
Non-current liabilities of continuing operations	228,472	213,287
Long-term liabilities	537,266	534,814

Total liabilities	873,786	855,146

Advanced Energy stockholders’ equity	768,152	676,714
Noncontrolling interest	581	546
Stockholders’ equity	768,733	677,260
Total liabilities and stockholders’ equity	$1,642,519	$1,532,406

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	Nine Months Ended September 30,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$92,869	$54,706
Loss from discontinued operations, net of income taxes	(421)	8,690
Income from continuing operations, net of income taxes	93,290	46,016

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	35,433	15,301
Stock-based compensation expense	9,666	5,053
Provision (benefit) for deferred income taxes	(7,849)	2,825
Gain on sale of central inverter service business	—	(14,804)
Discount on notes receivable	721	—
Net loss on disposal of assets	678	104
Changes in operating assets and liabilities, net of assets acquired	3,093	(25,637)
Net cash from operating activities from continuing operations	135,032	28,858
Net cash from operating activities from discontinued operations	(659)	317
Net cash from operating activities	134,373	29,175
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of marketable securities	3	—
Proceeds from sale of property and equipment	103	1,742
Acquisitions, net of cash acquired	(1,127)	(365,798)
Issuance of notes receivable	(1,000)	(2,800)
Purchases of property and equipment	(25,232)	(15,681)
Net cash from investing activities from continuing operations	(27,253)	(382,537)
Net cash used in investing activities from discontinued operations	—	—
Net cash from investing activities	(27,253)	(382,537)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from long-term borrowings	—	347,486
Payments on long-term borrowings	(13,125)	(4,375)
Purchase and retirement of common stock	(11,579)	—
Net payments related to stock-based award activities	(1,451)	(714)
Net cash from financing activities from continuing operations	(26,155)	342,397
Net cash used in financing activities from discontinued operations	—	—
Net cash from in financing activities	(26,155)	342,397
EFFECT OF CURRENCY TRANSLATION ON CASH	1,571	(3,185)
INCREASE IN CASH AND CASH EQUIVALENTS	82,536	(14,150)
CASH AND CASH EQUIVALENTS, beginning of period	346,441	354,552
CASH AND CASH EQUIVALENTS, end of period	428,977	340,402
Less cash and cash equivalents from discontinued operations	—	—
CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS, end of period	$428,977	$340,402

ADVANCED ENERGY INDUSTRIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

(in thousands)

Net Sales by Product Line	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2020	2019	2020	2020	2019
Semiconductor Equipment	$167,058	$96,426	$145,424	$446,107	$277,911
Industrial & Medical	87,013	55,187	70,886	219,877	149,255
Data Center Computing	87,741	13,498	83,316	257,240	13,498
Telecom & Networking	47,709	10,016	40,254	121,633	10,016
Total	$389,521	$175,127	$339,880	$1,044,857	$450,680

Net Sales by Geographic Region	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2020	2019	2020	2020	2019
North America	$190,629	$83,632	$149,760	$504,719	$203,531
Asia	180,660	66,157	170,753	462,388	175,554
Europe	17,886	25,008	19,048	76,070	70,526
Other Countries	346	330	319	1,680	1,069
Total	$389,521	$175,127	$339,880	$1,044,857	$450,680

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2020	2019	2020	2020	2019
Gross profit from continuing operations, as reported	$153,785	$73,491	$130,304	$396,320	$203,357
Adjustments to gross profit:
Stock-based compensation	67	77	156	445	365
Facility expansion, relocation costs and other	1,095	1,342	970	3,608	1,662
Acquisition-related costs	—	1,506	215	5,356	1,506
Non-GAAP gross profit	154,947	76,416	131,645	405,729	206,890
Non-GAAP gross margin	39.8%	43.6%	38.7%	38.8%	45.9%

Operating expenses from continuing operations, as reported	94,831	64,101	94,828	276,082	171,171
Adjustments:
Amortization of intangible assets	(5,049)	(3,002)	(5,009)	(15,064)	(6,849)
Stock-based compensation	(3,714)	(840)	(2,681)	(9,221)	(4,688)
Acquisition-related costs	(5,214)	(6,398)	(2,978)	(10,597)	(9,440)
Facility expansion, relocation costs and other	(415)	(223)	(539)	(1,770)	(297)
Restructuring charges	(1,494)	(152)	(5,790)	(7,940)	(3,620)
Non-GAAP operating expenses	78,945	53,486	77,831	231,490	146,277
Non-GAAP operating income	$76,002	$22,930	$53,814	$174,239	$60,613
Non-GAAP operating margin	19.5%	13.1%	15.8%	16.7%	13.4%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2020	2019	2020	2020	2019
Income from continuing operations, less noncontrolling interest, net of income taxes	$45,577	$7,246	$29,295	$93,255	$45,987
Adjustments:
Amortization of intangible assets	5,049	3,002	5,009	15,064	6,849
Acquisition-related costs(1)	5,565	7,875	3,193	16,304	10,917
Facility expansion, relocation costs and other(2)	1,784	1,565	1,509	5,652	1,959
Restructuring charges	1,494	152	5,790	7,940	3,620
Unrealized foreign currency (gain) loss	3,540	—	1,058	4,598	—
Central inverter services business sale	—	—	—	—	(14,804)
Tax effect of Non-GAAP adjustments	(2,115)	326	(2,595)	(6,080)	2,011
Non-GAAP income, net of income taxes, excluding stock-based compensation	60,894	20,166	43,259	136,733	56,539
Stock-based compensation, net of taxes	2,892	702	2,170	7,425	3,887
Non-GAAP income, net of income taxes	$63,786	$20,868	$45,429	$144,158	$60,426

(1) For the three and nine months ended September 30, 2020, and 2019, Acquisition-related costs include an expense of $351 and a gain of $29, respectively, which was recognized in Other income (expense), net.

(2) For the three and nine months ended September 30, 2020, Facility expansion, relocation costs and other includes a $274 noncash fixed asset write-off, which was recognized in Other income (expense), net.

Reconciliation of Non-GAAP measure - per share earnings excluding certain items	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2020	2019	2020	2020	2019
Diluted earnings per share from continuing operations, as reported	$1.18	$0.19	$0.76	$2.42	$1.20
Add back (subtract):
Per share impact of Non-GAAP adjustments, net of tax	0.48	0.35	0.42	1.32	0.37
Non-GAAP per share earnings	$1.66	$0.54	$1.18	$3.74	$1.57

Reconciliation of Q4 2020 Guidance
	Low End	High End

Revenue	$340 million	$380 million

Reconciliation of Non-GAAP earnings per share
GAAP earnings per share	$0.82	$1.24
Stock-based compensation	0.08	0.08
Amortization of intangible assets	0.13	0.13
Restructuring and other	0.11	0.09
Tax effects of excluded items	(0.04)	(0.04)
Non-GAAP earnings per share	$1.10	$1.50